SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT") dated as of this 3rd day of June, 1997 is by and between (i) SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation whose address is 6400 North Andrews Avenue, Suite 200, Fort Lauderdale, Florida 33309 ("SEA GARDENS, INC."), (ii) VACATION BREAK RESORTS, INC., a Florida corporation, whose address is 6400 North Andrews Avenue, Park Plaza, Suite 200, Fort Lauderdale, Florida 33309, ("VBR, INC."), and (iii) VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation whose address is 6400 North Andrews Avenue, Park Plaza, Suite 200. Fort Lauderdale, Florida 33309, ("STAR ISLAND, INC.") and HELLER FINANCIAL, INC., a Delaware corporation whose address is 500 West Monroe Street, 17th Floor, Chicago, Illinois 60661 ("LENDER"). All references herein to "Borrower" shall be deemed separate, individual references to each of Sea Gardens, Inc., VBR, Inc. and Star Island, Inc. respectively.

                                R E C I T A L S:

         WHEREAS, Lender and Borrower previously entered into a Loan and Security Agreement dated as of December 19, 1995 (the "Loan Agreement");

         WHEREAS, Lender and Borrower previously entered into an Amendment to Loan and Security Agreement dated as of April 30, 1997 (the "Amendment");

         WHEREAS, The parties wish to further amend the Loan Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby amend the Loan Agreement as follows:

         1. All capitalized terms used herein, but not defined, shall have the meanings ascribed to them in the Loan Agreement.

         2. Section 2.2 of the Loan Agreement is deleted in its entirety and the following new section is inserted in lieu thereof:

            2.2   TERM. The Loan shall be for a term of One Hundred
                  Twenty-Four (124) full months plus the number of days from the Closing Date to the end of the month in which the Closing Date occurs.

         3. Section 6.8 of the Loan Agreement is deleted in its entirety and the following, new section is inserted in lieu thereof:

            6.8 NET WORTH. Corporate Guarantor agrees to maintain a minimum net worth. determined in accordance with GAAP, of Fifteen Million Dollars ($1S,000,000.00) at all times that the Indebtedness is outstanding or Lender is obligated to make Advances. Borrower agrees to maintain a net profit margin on all timeshare sales operations of ten (10%) percent (earnings, calculated before income taxes and excluding earnings from minority interest, less actually incurred expenses).

         4. Section 7.8 of the Loan Agreement is deleted in its entirety and the following new section is inserted in lieu thereof:

            7.8 MAXIMUM LOAN AMOUNT. At no time shall Lender be required to make additional Advances to Borrower pursuant to the terms and conditions of the Agreement so that the outstanding principal balance under Borrower's Twenty Five Million Dollar ($25,000,000.00) Promissory Note and Borrower's Eight Million Dollar ($8,000,000.00) Promissory Note exceed Twenty Five Million Dollars ($25,000,000.00) in the aggregate.

         5. Section 11.1 of the Loan Agreement is amended by inserting the following new notice address for Lender:

                  Notice to Lender:   Heller Financial, Inc.
                                      Heller Sales Finance
                                      Attn: Portfolio Manager, Vacation
                                      Ownership Group
                                      500 West Monroe Street, Suite 1700
                                      Chicago, IL 60661
                                      Telecopy: (312) 441-7924

                  With a copy to:     Heller Financial, Inc.
                                      Heller Sales Finance
                                      Attn: General Counsel
                                      500 West Monroe Street, Suite 1500
                                      Chicago, IL   60661
                                      Telecopy: (312) 441-7872

         6. Section 11.18 of the Loan Agreement is amended by adding the following new paragraph at the end thereof:

                  In addition to the original Commitment Fee equal to One Hundred Fifty Thousand Dollars ($150,000.00) and as a condition to the execution of this Second Amendment by Lender, Borrower shall pay to Lender an additional Commitment Fee equal to One Hundred Thousand Dollars ($100,000.00) which Commitment Fee is in consideration of Lender's agreement to enter into the Second Amendment increasing the Loan amount by an additional Ten Million Dollars ($ 10,000,000.00) subject to the terms and conditions set forth herein and which amount Borrower agrees Lender has earned of which

         $50,000.00 has already been earned and paid to Lender, with the remaining being paid once the loan balance is Twenty Million Dollars ($20,000,000.00).

         7. The definition of "AVAILABILITY" appearing in the APPENDIX is amended by deleting the references to "Fifteen Million Dollars" appearing in subsections (a)(iii) and (b)(i) of the definition of "AVAILABILITY" and the new references to "Twenty Five Million Dollars" are inserted in lieu thereof.

         8. The definition of "CONSTRUCTION LENDER" appearing in the APPENDIX is deleted in its entirety and the following new definition of "CONSTRUCTION LENDER" is inserted in lieu thereof:

         CONSTRUCTION LENDER. Textron Financial, Inc. for Vacation Break Resorts at Star Island I, a Condominium and Vacation Break Resorts at Star Island II; Colonial Bank for Vacation Break Resorts at Star island III; and Sun Trust Bank, South Florida, National Association for the Sea Gardens Resort and the Santa Barbara Resort.

         9. The definition of "DECLARATION" appearing in the Appendix is amended by adding the following new Declaration at the end thereof:

         (vii) the Declaration of Fort Lauderdale Beach Resort dated ____________ and recorded in Book _______, Page _______, Document
         ______ of the official records of _____________ County, Florida is now and hereafter amended or restated.

         10. Paragraph (b) within the definition of "ELIGIBLE NOTE RECEIVABLE" appearing in the APPENDIX is amended by deleting the last two (2) lines of the paragraph and inserting the following language thereof:

         at another timeshare resort and at least two timely monthly payments have been received;

         11. Paragraph (d) within the definition of "ELIGIBLE NOTE RECEIVABLE" appearing in the APPENDIX is amended by deleting the first three (3) lines of the paragraph and inserting the following language in lieu thereof:

                  (d) The weighted average interest rate on all Financed Notes Receivable is not less than 13.5% per annum; provided, however, a maximum of ten percent (10%) of the total notes

         12. A new paragraph (aa) is inserted in the definition of "ELIGIBLE NOTE RECEIVABLE" appearing in the APPENDIX as follows:

         (aa) Anything contained herein to the contrary notwithstanding, a Note Receivable relating to the Fort Lauderdale Beach Resort shall not be considered an Eligible Note Receivable until such time as Lender has reviewed and approved all documentation relating to the Fort Lauderdale Beach Resort including but not limited to the following: (i) survey;
         (ii) management and other agreements; (iii) compliance documents; (iv) evidence of insurance, (v) title insurance;
         (vi) Phase I environmental report; (vii) consumer purchase documents,
         (viii) Declaration and Public Offering Statement and (ix) and such other agreements, documents, instruments and certificates as Lender may request concerning the Fort Lauderdale Beach Resort.

         13. The definition of "ESCROWED SALE AVAILABILITY" appearing in the APPENDIX is deleted in its entirety and the following new definition of "ESCROWED SALE AVAILABILITY" is inserted in lieu thereof:

         ESCROWED SALE AVAILABILITY. Advances may be made as follows for the purpose of financing Escrowed Sales during the Revolving Period. With respect to Escrowed Sales at Star Island Resort, the lesser of (i) Eight Million Dollars ($8,000,000) minus outstanding Advances previously made to finance Escrowed Sales at Star Island Resort, or
         (ii) an amount equal to sixty-five percent (65%) of the sales price of each Interval which is the subject of a Financed Note Receivable to be assigned to Lender in connection with any then current Advance for the purpose of financing Escrowed Sales at Star Island Resort.

         After expiration of the Revolving Period, Escrowed Sales Availability shall be zero.

         14. A new definition of "FORT LAUDERDALE RESORT" is inserted in the APPENDIX as follows:

         FORT LAUDERDALE RESORT. That certain timeshare vacation resort located in Fort Lauderdale, Florida on the land more particularly described in Exhibit D, commonly known as the Fort Lauderdale Beach Resort, including, all related common elements, limited common elements, parking areas and other amenities as established by the Declaration.

         15. The definition of "INTEREST RATE" appearing in the APPENDIX is deleted in its entirety and the following new definition of "INTEREST RATE" is inserted in lieu thereof:

         INTEREST RATE. A floating rate per annum equal to the Base Rate plus three and three-quarters percent (3.75%) (the aggregate rate referred to as the "Interest Rate"). "Base Rate, shall mean the rate published each business day in THE WALL STREET JOURNAL for notes maturing three
         (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Interest Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

         16. The definition of "RESORT" appearing in the Appendix is deleted in its entirety and the following new definition of "RESORT" is inserted in lieu thereof:

         RESORT. Each of the Sea Gardens Resort, Santa Barbara Resort, the Star Island Resort and Fort Lauderdale Resort, respectively.

         17. The definition of "REVOLVING PERIOD" appearing in the APPENDIX is deleted in its entirety and the following new definition of "REVOLVING PERIOD" is inserted in lieu thereof:

         "REVOLVING PERIOD" means the period commencing on the Closing Date and ending on May 31, 1999.

         18. FURTHER ASSURANCES. Borrower shall execute and deliver to Lender such additional documents and agreements as may be reasonably required by Lender and its counsel from time to time to evidence and secure the Loan and to evidence, perfect and preserve the obligations of Borrower and the Guarantor pursuant to this Second Amendment and the other Loan Documents. In the event of any inconsistency between this Second Amendment and the other Loan Documents, the provisions of this Loan Agreement shall prevail and control.

         19. RATIFICATION BY BORROWER. Borrower hereby ratifies and confirms the Loan Documents amended pursuant hereto, and agrees that as modified pursuant hereto, the Note, and the other Loan Documents are, and continue to be, in full force and effect and are enforceable in accordance with their respective terms. Borrower hereby incorporates by reference all covenants, warranties and representations contained in the Loan Documents and reaffirms such covenants, warranties and representations as of the date hereof:

         20. RATIFICATION AND REAFFIRMATION BY GUARANTORS. Each of the Guarantors hereby (a) reaffirms that it/he is legally and validly indebted to the Lender pursuant to and in accordance with the Guaranty, (b) acknowledges and consents to the Guaranty and the Loan Documents in accordance with the terms hereof (c) acknowledges and affirms that the Guaranty remains in full force and effect. Any references in the Guaranty Agreement to the Loan shall mean the Loan as amended and affected pursuant hereto.

         21. RATIFICATION AND _REAFFIRMATION BY SUBORDINATING CREDITORS. Each of the Subordinating Creditors hereby (a) reconfirms the covenants and obligations contained in the Subordination Agreement with respect to any and all amounts at any time owing by Borrower to Lender under the Loan Agreement as amended herein
(b) acknowledges and consents to the Subordination Agreement and the Loan Documents in accordance with the terms hereof (c) acknowledges and affirms that the Subordination Agreement remains in full force and effect. Any references in the Subordination Agreement to the Loan shall mean the Loan as amended and affected pursuant hereto.

         22. CONFIRMATION OF HAZARDOUS MATERIALS INDEMNITY AGREEMENT. The Principals each hereby (a) ratify and confirm all of their respective covenants and obligations under the Hazardous Materials Indemnity Agreement given by the Principals in favor of Lender and (b) acknowledge that all obligations thereunder remain in full force and effect. Any references in the Hazardous Materials Indemnity Agreement to the Loan shall mean the Loan as amended and affected pursuant hereto.

         23. NO WAIVER. Execution of this Second Amendment by Lender shall be without prejudice to Lender's rights at any time in the future to exercise any and all rights conferred upon it by any of the Loan Documents in accordance with their original terms as previously and hereby amended. Neither this Second Amendment nor any provision hereof or of any other documents modifying the Loan Documents shall constitute, or shall be construed to constitute, a waiver of any default, right, or remedy of Lender under the Note or the other Loan Documents subsequent to the date hereof. Any failure by Lender at any point in time during the term of the Note, the other Loan Documents or this Second Amendment to insist upon strict and timely compliance with the terms and provisions of each such document shall not be deemed a waiver either expressly or impliedly by Lender of any of its rights, under any such document, not shall the same excuse Borrower's obligation to strictly and timely perform its obligations hereunder and thereunder.

         24. RELEASE. The Borrower and each Guarantor, by execution of this Second Amendment, hereby declare that as of this date it has no claim, set-off, counterclaim, defense' or other cause of action against Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including without limitation any claim for exemplary or punitive damages arising out of any transaction between Borrower, Guarantors, Subordinating Creditors, Principals and Lender in connection with the Loan, the Note or any of the other Loan Documents, any security therefore or this Second Amendment, or any document mentioned herein. Further, to the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown which exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by Borrower and Guarantor.

         25. COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         26. APPLICABLE LAW. The validity and effect of this Second Amendment shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts to be performed in that state.

         27. EFFECTIVE DATE. This Second Amendment shall not be effective until a fully executed copy of this Second Amendment has been executed by all parties and delivered to Lender.

         28. MODIFICATIONS SEVERABILITY. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent. employee, or other representative of either party, pertaining to the subject matter of this Second Amendment which have not be incorporated into this Second Amendment. This Second Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto. If any term, covenant, or condition of this Second Amendment is held to be invalid, illegal, or unenforceable as to a particular person, entity, or situation, this Second Amendment shall, at the option of Lender, be construed and enforced without such provision, but will otherwise be enforced to the fullest extent permitted by law as to such person, entity, or situation, and this Second Amendment will also be enforced to the fullest extent permitted by law as to any other person, entity, or situation. Except as specifically modified by the terms of this Second Amendment, the Note, the Guaranty and all of the remaining Loan Documents shall not be affected by this Second Amendment and each shall remain in full force and effect. This Second Amendment does not constitute the extinguishment of the debt evidenced by the Note before modification. Nothing herein contained shall be construed to impair Lender's security under Loan Documents nor to limit or impair any rights or powers that Lender now enjoys or may hereafter enjoy under the Loan Documents for recovery of the indebtedness secured thereby.

         29. FEES AND EXPENSES. Each Borrower agrees that it is responsible for all costs, expenses and fees, including, but not limited to, reasonable Lender's attorneys' fees and all title insurance costs, in connection with this Second Amendment, the administration of the Loan Documents and this Second Amendment and enforcement actions with respect thereto.

         30. WARRANTIES AND REPRESENTATIONS OF BORROWER. Each Borrower hereby warrants and represents to the Lender that:

                  (a) the persons executing this Second Amendment on behalf of Borrower have full authority to execute this Second Amendment on behalf of Borrower and to bind Borrower thereby;

                  (b) the execution and delivery by Borrower of this Second Amendment and the performance thereunder by Borrower has not and will not result in a breach of, or constitute a default under, any mortgage, lease, bank loan, credit arrangement, or other instrument or agreement to which either Borrower is a party or by which either Borrower or the property security the Loan may be bound or affected;

                  (c) all covenants and representations made by the Borrower in the Loan Documents and all recitals and representations made in this Second Amendment and other Loan Documents evidencing or securing this Second Amendment are true and accurate as of the date hereof;

                  (d) Borrower is a corporation duly organized and validly existing under the laws of the State of Florida,

                  (e) there exists no action, suit, proceeding or investigation at law or in equity before any court, public board or body pending or threatened against or affect Borrower or the property securing the Loan wherein an unfavorable decision, ruling or finding would materially adversely affect the business, operations, properties or financial condition of Borrower or the property securing the Loan;

                  (f) since the date of the Loan, there has been no material adverse change in the condition, financial or otherwise, of the Borrower, except as has been disclosed to Lender by the Borrower; Borrower has filed all tax returns which are required by federal or state law to be filed and has paid all of the Borrower's taxes that have become due, no material adverse change has occurred in connection with the property securing the Loan, except as has been disclosed to Lender by the Borrower; the Borrower has not been involved as a debtor in any bankruptcy, reorganization or insolvency proceeding, or in any proceeding seeking the appointment of receiver, conservator, liquidating agent or similar person for all or a substantial portion of the properly owned by Borrower has not made an assignment for the benefit of creditors or taken any other similar action for the protection or benefit of creditors. As used herein, the term "material adverse change" shall mean a severe financial reversal which could be reasonably expected to create the possibility that the Borrower would become insolvent within a period of two (2) years from the date hereof,

                  (g) all financial statements delivered to the Lender were true and accurate as of the date of delivery to Lender;

                  (h) the execution, delivery and performance by the Borrower of this Second Amendment, the Note and other Loan Documents, as amended as of the date hereof, have been duly and validly authorized and all consents and approvals which are necessary for authorization, binding effect, performance, and enforceability of this Second Amendment, the Note and the remaining Loan Documents have been received.

         IN WITNESS WHEREOF, the parties lave executed this Second Amendment to Loan and Security Agreement as of the date first written above.

     WITNESSES:                      BORROWER AND PRINCIPALS
                                     SEA GARDENS BEACH AND TENNIS
                                     RESORT, INC.

     ______________________________
     Name:                           By:    /S/ HENRY M. CAIRO
                                            ----------------------
                                            Henry M. Cairo
                                     Its:   COO/CFO
     ______________________________         Duly Authorized
     Name:

                                     VACATION BREAK RESORTS, INC.
     ______________________________
     Name:
                                     By:    /S/ HENRY M. CAIRO
     ______________________________         ----------------------
     Name:                                  Henry M. Cairo
                                     Its:   COO/CFO
                                            Duly Authorized

                                     VACATION BREAK RESORTS AT
                                     STAR ISLAND, INC.
     ______________________________
     Name:
                                     By:    /S/ HENRY M. CAIRO
     ______________________________         ----------------------
     Name:                                  Henry M. Cairo
                                     Its:   COO/CFO
                                            Duly Authorized

                                     PRINCIPALS AND CONTINUING
                                     GUARANTORS:
                                     VACATION BREAK USA, INC.
     ______________________________
     Name:
                                     By:    /S/ HENRY M. CAIRO
     ______________________________         ----------------------
     Name:

                                     Its:
                                                Duly Authorized

                                     RALPH P. MULLER
     ______________________________
     Name:

     ______________________________   By:_________________________
     Name:

                                     SUBORDINATING CREDITORS:
                                     VACATION BREAK, U.S.A., INC.
    ______________________________
    Name:
                                     By:    /S/ HENRY M. CAIRO
    ______________________________      --------------------------
    Name:                                   Its:__________________
                                                   Duly Authorized

                                     ATLANTIC MARKETING REALTY, INC.
    ______________________________
    Name:
                                     By:      /S/ HENRY M. CAIRO
    ______________________________       -------------------------
    Name:                            Its:_________________________
                                              Duly Authorized

                                     RALPH P. MULLER
    ______________________________
    Name:

    ______________________________    By:_________________________
    Name:

                                     LENDER:
                                     HELLER FINANCIAL, INC.
    ______________________________
    Name:


    ______________________________   By:___________________________
    Name:                            Its:__________________________
                                                Duly Authorized

STATE OF NEW YORK                  )
                                   )ss.:
COUNTY OF ________                 )

         The foregoing instrument was acknowledged before me this 3rd day of June, 1997 by Henry M. Cairo, COO/CFO of Sea Gardens Beach and Tennis Resort, Inc., a Florida corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________

STATE OF NEW YORK                  )
                                   )ss.:
COUNTY OF _________                )

         The foregoing instrument was acknowledged before me this 3rd day of June, 1997 by Henry M. Cairo, COO/CFO of Vacation Break Resorts, Inc., a Florida corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________

STATE OF NEW YORK                 )
                                  )ss.:
COUNTY OF ______                  )

         The foregoing instrument was acknowledged before me this 3rd day of June, 1997 by Henry M. Cairo, COO/CFO of Vacation Break Resorts at Star Island, Inc., a Florida corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________

STATE OF NEW YORK              )
                               )ss.:
COUNTY OF                      )

         The foregoing, instrument was acknowledged before me this 3rd day of June, 1997 by Henry M. Cairo of Vacation Break, U.S.A., Inc. a Florida corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________


STATE OF NEW YORK               )
                                )ss.:
COUNTY OF _______               )

         The foregoing instrument was acknowledged before me this 3rd day of June, 1997 by Ralph P. Muller.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________

STATE OF NEW YORK                  )
                                   )ss.:
COUNTY OF __________               )

         The foregoing instrument was acknowledged before me this 3rd day of June, 1997 by Henry M. Cairo, COO/CFO of Atlantic Market Group, Inc., a Florida corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________

STATE OF ILLINOIS               )
                                )ss.:
COUNTY OF COOK                  )

         The foregoing instrument was acknowledged before me :his 3rd day of June, 1997 by Elisa Nicely of Heller Financial, Inc., a Delaware corporation on behalf of the corporation.

                                              ________________________________
                                              Notary Public
                                              My Commission Expires:__________